Exhibit 99.1

VOTING AND TRANSACTION SUPPORT AGREEMENT

FOR COMPANY SECURITYHOLDERS

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of May [_], 2021, by and among Amryt Pharma plc, a public limited company incorporated under the laws of England and Wales (“Parent”), Acorn Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and the stockholder(s) of Chiasma, Inc., a Delaware corporation (the “Company”) listed on Schedule A hereto (“Securityholder”). Capitalized terms used but not defined herein are used as they are defined in the Merger Agreement (as defined below).

RECITALS:

A. Securityholder is the record or beneficial owner of the securities of the Company (including options, warrants and convertible securities) as set forth opposite Securityholder’s name on Schedule A hereto (such securities, together with any other securities of the Company or Parent acquired by Securityholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Securities”).

B. Upon the satisfaction or waiver of the terms and conditions of the Agreement and Plan of Merger by and among Parent, Merger Sub and the Company, dated as of the date hereof (as amended, restated or supplemented from time to time, the “Merger Agreement”), Merger Sub will be merged with and into the Company, with the Company to be the surviving corporation of such merger (the “Merger”).

C. In order to induce Parent and Merger Sub to enter into the Merger Agreement and in consideration of the execution thereof by Parent and Merger Sub and to enhance the likelihood that the Merger and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) will be consummated, Securityholder, solely in Securityholder’s capacity as holder of the Subject Securities, has entered into this Agreement and agrees to be bound hereby.

NOW THEREFORE, in consideration of the promises and the covenants and agreements set forth below, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. No Transfer of Subject Securities. During the term of this Agreement, Securityholder shall not cause or permit any Transfer (as defined below) of any of the Subject Securities or enter into any agreement, option or arrangement with respect to a Transfer of any of the Subject Securities. Following the date hereof and except as required by this Agreement, Securityholder shall not deposit (or permit the deposit of) any Subject Securities in a voting trust or grant any proxy or enter into any voting agreement or similar agreement with respect to any of the Subject Securities or in any way grant any other Person any right whatsoever with respect to the voting or disposition of the Subject Securities. For purposes hereof, a Person shall be deemed to have effected a “Transfer” of Subject Securities if such Person directly or indirectly: (a) sells, pledges, encumbers, grants an option with respect to, transfers, assigns, or otherwise disposes of any Subject Securities, or any interest in such Subject Securities; or (b) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such Subject Securities or any interest therein. Notwithstanding the foregoing, Securityholder may make (1) solely for Securityholders who are individuals, transfers by will or by operation of law or other transfers for estate-planning purposes or charitable purposes, in which case this Agreement shall bind the transferee, (2) with respect to Securityholder’s Company Stock Options which expire on or prior to the termination of this Agreement, transfers, sale, or other disposition of Subject Securities to the Company as payment for the (i) exercise price of Securityholder’s Company Stock Options and (ii) taxes applicable to the exercise of Securityholder’s Company Stock Options, (3) with respect to Securityholder’s Company RSU Awards, (i) transfers for the net settlement of Securityholder’s Company RSU Awards settled in Subject Securities (to pay any tax withholding obligations) or (ii) transfers for receipt upon settlement of such Securityholder’s Company RSU Awards, and the sale of a sufficient number of such Subject Securities acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate taxes payable by Securityholder as a result of such settlement, (4) if Securityholder is a partnership or limited liability company, a transfer to one or more partners or members of Securityholder or to an Affiliated corporation, trust or other entity under common control with Securityholder, or if Securityholder is a trust, a transfer to a beneficiary, provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof, (5) transfers to a transferee that has signed a voting agreement in substantially the form hereof or (6) pursuant to a Rule 10b5-1 trading plan in effect as of the date hereof; provided that, in each of (1), (4) and (5) above, as a condition to such transfer the transferee agrees in writing to be bound by the terms and conditions of this Agreement. If any voluntary or involuntary transfer of any Subject Securities covered hereby shall occur (including a transfer or disposition permitted by Section 1(1) through Section 1(6), sale by a Securityholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Securityholder and has not executed a counterpart hereof or joinder hereto.

2. Agreement to Vote Shares. At any meeting of stockholders of the Company or at any adjournment thereof, in any action by written consent or in any other circumstances upon which Securityholder’s vote, consent or other approval is sought, Securityholder shall vote (or cause to be voted), as applicable, all of the Subject Securities that are then entitled to be voted: (i) in favor of: (1) the Merger Agreement and the Transactions, and (2) any proposal to adjourn or postpone such meeting of stockholders of the Company to a later date if there are not sufficient votes to approve the Merger Agreement and the Transactions; and (ii) against (1) any Company Acquisition Proposal, or any of the transactions contemplated thereby, (2) any action, proposal, transaction, or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty, or any other obligation or agreement of the Company under the Merger Agreement or of Securityholder under this Agreement, and (3) any action, proposal, transaction, or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the timely consummation of the Transactions or the fulfillment of the Company’s conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of the Company (including any amendments to the Company Organizational Documents).

Securityholder agrees that the Subject Securities that are entitled to be voted shall be voted (or caused to be voted) as set forth in the preceding sentence whether or not such Securityholder’s vote, consent or other approval is sought on only one or on any combination of the matters set forth in this Section 2 and at any time or at multiple times during the term of this Agreement.

3. Opportunity to Review. Securityholder acknowledges receipt of the Merger Agreement and represents that he, she, or it has had (i) the opportunity to review, and has read, reviewed and understands, the terms and conditions of the Merger Agreement and this Agreement, and (ii) the opportunity to review and discuss the Merger Agreement, the Transactions and this Agreement with his, her or its own advisors and legal counsel.

4. Confidentiality and Public Disclosure. From the date of this Agreement until the Closing, the Securityholder shall not make any public announcements regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby; provided, however, that nothing herein shall be deemed to prohibit such public announcement (i) that the Company and Parent agree upon, (ii) that the Securityholder deems necessary or appropriate under Applicable Law or (iii) required by obligations pursuant to any listing agreement with any national securities exchange or stock market. Securityholder hereby authorizes Parent and the Company to publish and disclose its identity and ownership of the Subject Securities and the nature of its obligations under this Agreement in any announcement or disclosure required by Applicable Law or the SEC and in the Proxy Statement/Prospectus or the Parent Circular.

5. Representations and Warranties of Securityholder. Securityholder hereby represents and warrants as follows:

(a) Securityholder (i) is the record and beneficial owner of the Subject Securities, free and clear of any liens, adverse claims, charges or other encumbrances of any nature whatsoever (other than pursuant to (x) restrictions on transfer under applicable securities laws, or (y) this Agreement), and (ii) does not beneficially own any securities of the Company (including options, warrants or convertible securities) other than the Subject Securities set forth opposite its name on Schedule A.

(b) Except with respect to obligations under the bylaws of the Company, as applicable, Securityholder has the sole right to Transfer, to vote (or cause to vote) and to direct (or cause to direct) the voting of the Subject Securities, and none of the Subject Securities are subject to any voting trust or other agreement, arrangement or restriction with respect to the Transfer or the voting of the Subject Securities (other than restrictions on transfer under applicable securities laws), except as set forth in this Agreement.

(c) Securityholder (i) if not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (ii) has the requisite corporate, company, partnership or other power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with the terms hereof. The execution and delivery by Securityholder of this Agreement, the consummation by Securityholder of the transactions contemplated hereby and the compliance by Securityholder with the provisions hereof have been duly authorized by all necessary corporate, company, partnership or other action on the part of Securityholder, and no other corporate, company, partnership or other proceedings on the part of Securityholder are necessary to authorize this Agreement, to consummate the transactions contemplated hereby or to comply with the provisions hereof.

(d) This Agreement has been duly executed and delivered by Securityholder, constitutes a valid and binding obligation of Securityholder and, assuming due authorization, execution and delivery by the other parties thereto, is enforceable against Securityholder in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting or relating to creditors’ rights generally, and (ii) the availability of injunctive relief and other equitable remedies.

6. No Conflict. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with the provisions hereof do not and will not conflict with, or result in (i) any violation or breach of, or default (with or without notice or lapse of time, or both) under, any provision of the organizational documents of Securityholder, if applicable, (ii) any material violation or breach of, or default (with or without notice or lapse of time, or both) under any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to Securityholder or its properties or assets, or (iii) any material violation or breach of, or default (with or without notice or lapse of time, or both) under any material contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Securityholder is a party or by which Securityholder or Securityholder’s assets are bound.

7. Termination. This Agreement shall terminate automatically upon the earliest of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be terminated in accordance with Article IX thereof, (c) as to Securityholder, such date and time as (i) any amendment or change to the Merger Agreement is effected without the Securityholder’s prior written consent that decreases the amount, or changes the form, of consideration payable under the Merger Agreement or (ii) any waiver, supplement, amendment or change to the Merger Agreement is effected without Securityholder’s prior written consent that otherwise materially and adversely affects Securityholder; provided, that any waiver, supplement, amendment or change to the definitions of “End Date” or “Parent Material Adverse Effect” set forth in the Merger Agreement shall be deemed to materially and adversely affect Securityholder, (d) as to Securityholder, the written agreement of Parent and Securityholder and (e) a Company Adverse Recommendation Change is undertaken by the Board of Directors of the Company as expressly permitted by Section 6.03(f) or Section 6.03(g) of the Merger Agreement. In the event of the termination of this Agreement, this Agreement shall forthwith become null and void, there shall be no liability on the part of any of the parties, and all rights and obligations of each party hereto shall cease; provided, however, that no such termination of this Agreement shall relieve any party hereto from any liability for any Willful Breach of any provision of this Agreement prior to such termination.

8. No Solicitation. Subject to Section 9, Securityholder shall not, and shall cause its Subsidiaries not to, and shall use its reasonable best efforts to cause its Affiliates and Representatives not to: (a) directly or indirectly solicit, seek, initiate, knowingly encourage, or knowingly facilitate any inquiries regarding, or the making of, any submission or announcement of a proposal or offer that constitutes, or is reasonably likely to lead to, any Company Acquisition Proposal; (b) directly or indirectly engage in, continue, or otherwise participate in any discussions or negotiations regarding, or furnish or afford access to any other Person any information in connection with or for the purpose of encouraging or facilitating, any proposal or offer that constitutes, or is reasonably likely to lead to, any Company Acquisition Proposal; (c) enter into any agreement, agreement in principle, letter of intent, memorandum of understanding, or similar arrangement with respect to a Company Acquisition Proposal; (d) solicit proxies with respect to a Company Acquisition Proposal (other than the Transactions and the Merger Agreement) or otherwise encourage or assist any Person in taking or planning any action that is reasonably likely to compete with, restrain, or otherwise serve to interfere with or inhibit the timely consummation of the Transactions in accordance with the terms of the Merger Agreement; or (e) initiate a stockholders’ vote or action by written consent of the Company’s stockholders with respect to a Company Acquisition Proposal. Notwithstanding the foregoing, Securityholder may (and may permit its Affiliates and its and its Affiliates’ Representatives to) participate in discussions and negotiations with any Person making a Company Acquisition Proposal (or its Representatives) with respect to such Company Acquisition Proposal if: (i) the Company is permitted to engage in discussions or negotiations with such Person in accordance with Section 6.03 of the Merger Agreement; and (ii) Securityholder’s negotiations and discussions are in conjunction with and ancillary to the Company’s discussions and negotiations.

9. No Agreement as Director or Officer. Securityholder makes no agreement or understanding in this Agreement in Securityholder’s capacity as a director or officer of the Company or any of their respective subsidiaries (if Securityholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Securityholder in Securityholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict Securityholder from exercising Securityholder’s fiduciary duties as an officer or director to the Company or their respective stockholders.

10. Successors, Assigns and Transferees Bound. Without limiting Section 1 hereof in any way, each Securityholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Securities from the date hereof through the termination of this Agreement and shall, to the extent permitted by Applicable Laws, be binding upon any Person to which legal or beneficial ownership of the Subject Securities shall pass, whether by operation of law or otherwise, including Securityholder’s heirs, guardians, administrators or successors, and Securityholder further agrees to take all reasonable actions necessary to effectuate the foregoing.

11. Remedies. Securityholder acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by it, and that any such breach would cause Parent irreparable harm. Accordingly, Securityholder agrees that in the event of any breach or threatened breach of this Agreement, Parent, in addition to any other remedies at law or in equity each may have, shall be entitled to seek immediate equitable relief, including injunctive relief and specific performance, without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting any bond or other security, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction.

12. Notices. All notices and other communications hereunder shall be in writing (including electronic mail) and shall be deemed to have been duly given in accordance with the terms of the Merger Agreement and addressed to the respective parties as follows: if to Parent or Merger Sub, to its address or electronic mail address set forth in Section 10.01 of the Merger Agreement and if to Securityholder, to the address or electronic mail address set forth on Schedule A hereto or to such other address or electronic mail address as such party may hereafter specify for the purpose of providing notice to the other party hereto.

13. Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, each party hereby waives any provision of Applicable Law that renders any such provision prohibited or unenforceable in any respect.

14. Entire Agreement/Amendment. This Agreement (including the provisions of the Merger Agreement referenced herein) represent the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed and delivered by the parties hereto.

15. Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement, shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to its choice of law rules. Each party agrees that any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced exclusively in the Court of Chancery of the State of Delaware or any federal court of competent jurisdiction in the State of Delaware. Each of the parties consents to service of process in any such proceeding in any manner permitted by the laws of the State of Delaware, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 13 of this Agreement is reasonably calculated to give actual notice. Each party waives and agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in such courts, any claim that such party is not subject personally to the jurisdiction of such courts, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such courts. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

16. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of the Company has approved, for purposes of any applicable anti-takeover laws and regulations and any applicable provision of the certificate of incorporation of the Company, the Merger Agreement and the Transactions, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

17. Counterparts. This Agreement may be executed by delivery of electronic signatures and in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one of such counterparts.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

SECURITYHOLDER

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

AMRYT PHARMA PLC

By:
Name:
Title:

ACORN MERGER SUB, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]